SUP-0116-0816

AB MUNICIPAL INCOME PORTFOLIOS

-AB Michigan Portfolio

Supplement dated August 4, 2016 to the Summary Prospectus and Prospectus (the “Prospectuses”) dated September 30, 2015 for AB Michigan Portfolio (the “Portfolio”).

At a recent meeting, the Board of Trustees of AB Municipal Income Fund II (the “Board”) approved, and determined to recommend to shareholders of the Portfolio for their approval, the proposed liquidation and termination of the Portfolio (the “Liquidation”). Shareholders will be asked to consider and approve the Liquidation at a Special Meeting of Shareholders of the Portfolio to be held on or about October 31, 2016.

In connection with the anticipated Liquidation, the Portfolio has suspended most sales of its shares and exchanges into the Portfolio. In limited circumstances, such as sales to certain retirement plans and sales made through retail omnibus platforms, the Portfolio will continue to offer its shares, although without an initial sales charge. In addition, contingent upon shareholders approving the Liquidation and subject to further notification by the Portfolio, the Portfolio will suspend distribution and/or service (Rule 12b-1) fees and waive contingent deferred sales charges upon redemption of the Portfolio’s shares.

This supplement does not constitute a solicitation of any vote or approval. Any such solicitation will be made by a proxy statement containing important information about the Portfolio and the Liquidation, which investors are urged to read carefully in its entirety when it becomes available. When available, the proxy statement and any other relevant documents will be accessible, free of charge, on the SEC’s website at www.sec.gov, or by calling (800)-221-5672.

This Supplement should be read in conjunction with the Prospectuses for the Portfolio.

You should retain this Supplement with your Prospectus or Prospectuses for future reference.

The [A/B] logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SUP-0116-0816